Exhibit 10.1


                           CONSENT AND AMENDMENT NO. 1
                                       TO
                         MULTICURRENCY CREDIT AGREEMENT


         THIS CONSENT AND AMENDMENT NO. 1 TO MULTICURRENCY CREDIT AGREEMENT, dated as of March 31, 1997 (this "Agreement"), among Sola International Inc., a Delaware corporation (the "Company"), Sola International Holdings Ltd. (ACN007719708), a South Australian corporation, Sola Optical Holdings (U.K.) Limited, an English corporation, Sola Optical S.A., a French corporation, Sola Optical GmbH, a German corporation, Sola Hong Kong Limited, a Hong Kong corporation, Sola ADC Lenses Limited, an Irish corporation, Sola Optical Italia S.p.A., an Italian corporation, Sola Optical Japan Limited, a Japanese corporation, Sola Optical Singapore Pte. Ltd., a Singapore corporation, American Optical Corporation International AG, a Switzerland corporation (the Company and such other Persons (such capitalized term and all other capitalized terms used herein without being defined shall have the meanings provided for in the Existing Credit Agreement (as defined below)), are each referred to as a "Tranche A Revolving Borrower" and collectively as the "Tranche A Revolving Borrowers"), the Persons named on the signature pages hereof as Subsidiary Guarantors (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"), the several financial institutions parties to this Agreement, including in their capacity as co-agents (collectively, the "Banks" and individually a "Bank"), and Bank of America National Trust and Savings Association, as agent (in such capacity, the "Agent") for the Banks.


                              W I T N E S S E T H:


         WHEREAS, the Company, the Tranche A Revolving Borrowers, the Subsidiary Guarantors, the Banks, the Co-Agents and the Agent are parties to the Multicurrency Credit Agreement, dated as of June 14, 1996 (the "Existing Credit Agreement"); and

         WHEREAS, the Company, the Tranche A Revolving Borrowers and the Subsidiary Guarantors have requested that the Banks amend the Existing Credit Agreement as herein provided and approve the addition of Sola IFSC as an additional Tranche A Revolving Borrower;

         WHEREAS, Sola Holdings Ireland Ltd. ("Sola Ireland") has become a Foreign Significant Subsidiary of the Company and is required, pursuant to
Section 7.13 of the Credit Agreement, to become a Foreign Subsidiary Guarantor; and

         WHEREAS, the Banks are willing, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement, approve the addition of Sola IFSC, an Irish unlimited liability company, as an additional Tranche A Revolving Borrower and enter into the other transactions contemplated hereby;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                        I

                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Effective Date (as defined in Section 4.1), the Existing Credit Agreement is amended as follows (the Existing Credit Agreement as so amended is herein referred to as the "Amended Credit Agreement"):

         I.1 . Amendment to Article I. The definition of Permitted Acquisition in Article I of the Existing Credit Agreement is amended as follows:

                  (a)  reference  to  $2,500,000  on line 2 of page 26 in clause
         (b)(i) and on line 12 of page 26 in clause (b)(ii) is amended to read "$5,000,000"; and

                  (b) clause  (b)(iii)  is  amended  by adding at the  beginning thereof on line 18 of page 26 the phrase "if the aggregate consideration to be paid in connection with the Eligible Acquisition exceeds $5,000,000,".

         I.2 . Amendment to Section 5.03. Section 5.03 of the Existing Credit Agreement is amended by inserting the word "not" after the word "is" and before the word "an" on line 37 of page 71 of the Existing Credit Agreement.

         I.3 . Amendment to Section 8.10. Section 8.10 of the Existing Credit Agreement is amended by

                  (a) deleting "and" at the end of clause (v) on line 2 of page 91;

                  (b) deleting the period at the end of clause (vi) on line 24 of page 91 and inserting on lieu thereof a ";"; and

                  (c) adding a new clause (vii) as follows:

                                    "(vii) purchase,  redeem,  acquire or retire
                           for value shares of capital stock of the Company or options on any such shares or related stock appreciation rights or similar securities, provided that the aggregate amount of consideration paid for all such purchases, redemptions, acquisitions or retirements shall not exceed $30,000,000 since the Closing Date."


                                       II

                         CONSENT TO ADDITIONAL BORROWER

         Effective on (and subject to the occurrence of) the Effective Date, the Majority Banks hereby consent to the addition of Sola IFSC, as an additional Tranche A Revolving Borrower. Notwithstanding such consent, Sola IFSC may not request the making of any Credit Extension, and the Tranche A Revolving Bank shall not make any Credit Extension available to or on behalf of Sola IFSC, unless and until Sola IFSC has executed and delivered with the Tranche A Revolving Bank a Tranche A Revolving Supplement Agreement that is in form and substance satisfactory to the Tranche A Revolving Bank and has satisfied the other conditions set forth in Section 5.03 of the Amended Credit Agreement.


                                       III

                         REPRESENTATIONS AND WARRANTIES

         In order to induce  the Banks to make the  amendments  provided  for in
Article I, provide the consent provided for in Article II, and provide the waiver provided for in Section 5.8, each of the Company, the Tranche A Revolving Borrowers and the Subsidiary Guarantors hereby (a) represents and warrants that
(i) each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents (both immediately before and after giving effect to the Joinder in Credit Agreement executed hereby by Sola IFSC and Sola Ireland) is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) each of Sola IFSC and Sola Ireland is a Wholly-Owned Subsidiary of the Company, all the shares of capital stock of which are owned beneficially by the Company free and clear of all Liens and (iii) both immediately before and after giving effect to the provisions of this Agreement no Default or Event of Default has occurred and is continuing and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in this Article III shall constitute an immediate Event of Default.

                     CONDITIONS TO EFFECTIVENESS; EXPIRATION

         IV.1 . Effective Date. This Agreement shall become effective on such date (herein called the "Effective Date" when the conditions set forth in this Section 4.1 have been satisfied.

         IV.1.1 . Execution of Agreement. The Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Company, the Tranche A Revolving Borrowers, the Subsidiary Guarantors and the Majority Banks.

         IV.1.2 . Joinder in Credit Agreements. Each of Sola IFSC and Sola Ireland shall have duly executed and delivered in favor of the Agent a Joinder in Credit Agreement in which Sola IFSC and Sola Ireland shall have become a Tranche A Revolving Borrower and Foreign Subsidiary Guarantor, respectively.

         IV.1.3 . Ireland Resolutions: Incumbency, etc. Sola IFSC and Sola Ireland shall have delivered to the Agent a certificate of its Secretary or Assistant Secretary certifying, as of the Effective Date, the following:

                  (a) true and correct copies of board of directors resolutions authorizing the execution and delivery of its Joinder in Credit Agreement and the performance of its obligations thereunder, under the Amended Credit Agreement and the other Loan Documents;

                  (b) the true signatures of the officers of each such Person authorized to execute, deliver and perform its Joinder in Credit Agreement, the Amended Credit Agreement and the other Loan Documents; and

                  (c) the articles or certificate of incorporation and the bylaws of each such Person as in effect on the Effective Date.

         IV.1.4 . Other Resolutions. The Company shall have delivered to the Agent copies of the resolutions of its board of directors authorizing the execution, delivery and performance of this Agreement, certified as of the Effective Date by the Secretary or Assistant Secretary of each such Person.

         IV.2 . Expiration. If the Effective Date shall not have occurred on or prior to May 8, 1997, the agreements of the parties contained in this Agreement shall, unless otherwise agreed by the Majority Banks, terminate effective immediately on such date and without further action.

IV.2

                                       V

                                  MISCELLANEOUS

         V.1     .  Cross-References.   References  in  this  Agreement  to  any
Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

         V.2 . Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement, including, without limitation, for purposes of construction as provided in Article I and XI thereof. Except as expressly amended, waived and consented to hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect. The amendment set forth in
Article I, the consent provided for in Article II and the waiver provided for in
Section 5.8 shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Company, the Tranche A Revolving Borrowers, the Subsidiary Guarantors which would require the consent of any of the Banks under the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document.

         V.3 . Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         V.4 . Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         V.5 . Further Assurance. The Company, the Tranche A Revolving Borrowers and the Subsidiary Guarantors shall execute and deliver, from time to time, in favor of the Agent and the Banks, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

         V.6 . Costs and Expenses. The Company, the Tranche A Revolving Borrowers and the Subsidiary Guarantors jointly and severally agree to pay all reasonable costs and expenses incurred by the Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Agent) incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

         V.7 . GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

         V.8 . Waiver. Each Bank executing this Agreement agrees to waive compliance with the requirement of Section 7.13 of the Existing Credit Agreement that Sola IFSC and Sola Ireland shall have executed a Joinder in Credit Agreement within ten Business Days after each of them became a Significant Subsidiary of the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                           BORROWERS:
                                           ----------

                                           SOLA INTERNATIONAL INC.


                                           By: _________________________________
                                           Name:
                                           Title:


                                           SOLA INTERNATIONAL HOLDINGS LTD.
                                             (ACN007719708)
                                           SOLA OPTICAL HOLDINGS (U.K.) LIMITED
                                           SOLA OPTICAL S.A.
                                           SOLA OPTICAL GMBH
                                           SOLA HONG KONG LIMITED
                                           SOLA ADC LENSES LIMITED
                                           SOLA OPTICAL ITALIA S.P.A.
                                           SOLA OPTICAL JAPAN LIMITED
                                           SOLA OPTICAL SINGAPORE PTE. LTD.
                                           AMERICAN OPTICAL  COMPANY
                                             INTERNATIONAL AG


                                           By: _________________________________
                                           Name:
                                           Title:

                                           SUBSIDIARY GUARANTORS:
                                           ----------------------


                                           SOLA OPTICAL HOLDINGS PTY. LTD.
                                             (ACN0060836811)
                                           SOLA CORPORATION LIMITED
                                             (ACN008065905)
                                           SOLA BRASIL INDUSTRIA OPTICA LTDA.
                                           SOLA OPTICAL (U.K.) LIMITED
                                           INDUSTRIES OPTIQUE SOLA S.A.
                                           SOLA OPTICAL HOLDINGS S.A.R.L.
                                           SOLA GROUP HOLDINGS GMBH
                                           AMERICAN OPTICAL LENS COMPANY
                                           SOLA OPTICAL HOLDINGS AUS. LTD.
                                           SOLA OPTICAL HOLDINGS FR. LTD.
                                           AO OUEST OPTIQUE S.A.


                                           By: _________________________________
                                           Name:
                                           Title:

                                           SOLA  OPTICAL  PARTNERS,   a  Limited
                                           Partnership, by its Managing Partner,
                                           Sola International Inc.


                                           By: _________________________________
                                           Name:
                                           Title:

                                           AGENT:
                                           ------

                                           BANK OF AMERICA NATIONAL
                                             TRUST AND SAVINGS
                                             ASSOCIATION, as Agent


                                           By: _________________________________
                                           Name:
                                           Title:



                                           ISSUING BANK:
                                           -------------

                                           BANK OF AMERICA NATIONAL
                                             TRUST AND SAVINGS
                                             ASSOCIATION, as Issuing Bank


                                           By: _________________________________
                                           Name:
                                           Title:



                                           BANKS:
                                           ------

                                           BANK OF AMERICA NATIONAL
                                             TRUST AND SAVINGS ASSOCIATION


                                           By: _________________________________
                                           Name:
                                           Title:

                                           THE BANK OF NOVA SCOTIA
                                           -----------------------


                                           By: _________________________________
                                           Name:
                                           Title:


                                           THE FIRST NATIONAL BANK OF BOSTON


                                           By: _________________________________
                                           Name:
                                           Title:


                                           DEUTSCHE BANK AG
                                            Los Angeles Branch and/or
                                            Cayman Islands Branch


                                           By: _________________________________
                                           Name:
                                           Title:


                                           LASALLE NATIONAL BANK


                                           By: _________________________________
                                           Name:
                                           Title:


                                           NATIONSBANK OF TEXAS N.A.


                                           By: _________________________________
                                           Name:
                                           Title:

                                           SOCIETE GENERALE


                                           By: _________________________________
                                           Name:
                                           Title:


                                           BANQUE PARIBAS


                                           By: _________________________________
                                           Name:
                                           Title:


                                           By: _________________________________
                                           Name:
                                           Title:


                                           COMMERZBANK AKTIENGESELLSCHAFT,
                                            Los Angeles Branch


                                           By: _________________________________
                                           Name:
                                           Title:


                                           By: _________________________________
                                           Name:
                                           Title:


                                           THE LONG-TERM CREDIT BANK
                                            OF JAPAN, LTD.

                                           By: _________________________________

                                           Name:
                                           Title:

                                           WELLS FARGO BANK,
                                            NATIONAL ASSOCIATION


                                           By: _________________________________
                                           Name:
                                           Title:

                                      -13-